May 30, 2019

LOCK-UP AGREEMENT

CPFL Energia S.A.
Rua Jorge Figueiredo Corrêa 1632, Parte
Jardim Professora Tarcília
Campinas, SP 13087-397
Brazil

Itau BBA USA Securities, Inc.
767 Fifth Avenue, 50th floor
New York, New York 10153

Santander Investment Securities Inc.
45 East 53rd Street
New York, NY 10022,

Bradesco Securities, Inc.
450 Park Avenue
New York, New York, 10022

BTG Pactual S.A. – Cayman Branch
601 Lexington Avenue, 57th Floor
New York, New York 10022

Morgan Stanley & Co. LLC
1585 Broadway
New York, New York 10036

Dear Sirs:

The undersigned understands that you, as Representatives of the International Underwriters, propose to enter into an Underwriting and Placement Facilitation Agreement (the “Underwriting Agreement”) with CPFL Energia S.A. (the “Company”), a corporation (sociedade anônima) organized under the laws of the Federative Republic of Brazil, providing for the public offering (the “International Offering”) by the International Underwriters, of common shares of the Company (the “International Shares”), in the form of American Depositary Shares (the “ADSs”), each representing two common shares. In addition, in connection with a Brazilian Placement Agreement, among the Company and the Brazilian placement agents named therein (the “Brazilian Placement Agents”), and the B3 S.A. – Brasil, Bolsa, Balcão, as intervening party, relating to the public sale of common shares of the Company (the “Brazilian Shares” and, together with the International Shares, the “Shares”) in Brazil (together with the International Offering, the “Global Offering”), the undersigned understands that the International Underwriters expect to act as agents (the “Agents”) to the Brazilian Placement Agents for the facilitation of the placement of Brazilian Shares outside Brazil. The ADSs and the Shares are collectively referred to as the “Securities.” Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Underwriting Agreement.

In consideration of the Agents’ agreement to facilitate the placement of the Brazilian Shares and the International Underwriters’ agreement to purchase and conduct the International Offering of the International Shares, in the form of ADSs, and for other good and valuable consideration receipt of which is hereby acknowledged, without the prior written consent of the Representatives, on behalf of the International Underwriters and the Agents, the undersigned hereby agrees that during the period specified in the following paragraph (the “Lock-Up Period”), the undersigned will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any Securities or securities convertible into or exchangeable or exercisable for any Securities, enter into a transaction which would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the Securities, whether any such aforementioned transaction is to be settled by delivery of the Securities or such other securities, in cash or otherwise, or publicly disclose the intention to make any such offer, sale, pledge or disposition, or to enter into any such transaction, swap, hedge or other arrangement, without, in each case, the prior written consent of each of the Representatives. In addition, the undersigned agrees that, without the prior written consent of each of the Representatives, it will not, during the Lock-Up Period, make any demand for or exercise any right with respect to, the registration of any Securities or any security convertible into or exercisable or exchangeable for the Securities.

The initial Lock-Up Period will commence on the date of this Lock-Up Agreement and continue and include the date 90 days after the public offering date set forth on the Pricing Disclosure Package used to sell the Securities (the “Public Offering Date”) pursuant to the Underwriting Agreement, to which you are or expect to become parties. Any Securities acquired by the undersigned in the open market will not be subject to this Lock-Up Agreement.

Notwithstanding the foregoing, the undersigned may transfer the undersigned’s Securities:

(i) to be offered by the undersigned pursuant to the Underwriting Agreement and the Brazilian Placement Agreement;

(ii) as a bona fide gift or gifts, provided that prior to any such transfer the recipient thereof agrees in writing to be bound by the terms of this Lock-Up Agreement and confirms that he, she or it has been in compliance with the terms of this Lock-Up Agreement since the date hereof (to the extent applicable);

(iii) to an immediate family member or trust for the direct or indirect benefit of the undersigned and/or the immediate family and/or Affiliate (as such term is defined in Rule 405 under the Securities Act) of the undersigned, provided that (a) the transferee agrees to be bound in writing by the terms of this Lock- Up Agreement prior to such transfer and confirms that he, she or it has been in compliance with the terms of this Lock-Up Agreement since the date hereof (to the extent applicable), (b) such transfer shall not involve a disposition for value, and (c) no filing by any party (donor, donee, transferor or transferee) under the Securities Exchange Act of 1934 or otherwise shall be required or shall be voluntarily made in connection with such transfer;

(iv) to any of its subsidiaries, Affiliates or to any investment fund or other entity controlled or managed or under common control or management by the undersigned, provided that prior to any such transfer the recipient thereof agrees in writing to be bound by the terms of this Lock-Up Agreement;

(v) to any partner, member or shareholder of the undersigned, provided that prior to any such transfer the recipient thereof agrees in writing to be bound by the terms of this Lock-Up Agreement;

(vi) in connection with the exercise of stock options received pursuant to a duly approved stock option plan of the Company in force on the date hereof and disclosed in the Pricing Disclosure Package, provided that any shares received in connection with the exercise of such stock options shall remain bound by the terms of this Lock-Up Agreement;

(vii) in any transfer pursuant to a bona fide third-party tender offer, merger, consolidation or other similar transaction made to all holders of any of the Company’s share capital involving a change of control of the Company, that has been approved by the Company’s board of directors, provided that in the event that such tender offer, merger, consolidation or other such transaction is not completed, the shares bound by the terms hereof shall remain subject to the provisions of this Lock-Up Agreement, and provided further that “change of control” as used herein, shall mean a change in ownership of not less than fifty-one percent (51%) of all of the voting stock of the Company;

(viii) by operation of law, such as rules of descent and distribution, statutes governing the effects of a merger or a qualified domestic order, provided that prior to any such transfer the recipient thereof agrees in writing to be bound by the terms of this Lock-Up Agreement;

(ix) in connection with loans of Common Shares made from time to time (including as of the date hereof) in accordance with CVM Instruction No. 441 of November 10, 2006 necessary for the conduction of stabilization activities related to the Brazilian Offering; or

(x) with the prior written consent of each Representative.

In addition, notwithstanding the foregoing, this Lock-Up Agreement shall not restrict the establishment of a trading plan pursuant to Rule 10b5-1 under the Exchange Act for the transfer of Common Shares or ADSs, provided that (i) such plan does not provide for the transfer of Common Shares or ADSs during the Lock-up Period and (ii) neither the Company nor the undersigned shall effect any public filing or report regarding the establishment of the trading plan.

The restrictions of this Lock-Up Agreement shall apply to any issuer-directed Securities acquired by the undersigned in the public offering pursuant to the Company’s directed share program, if any.

In furtherance of the foregoing, the Company and its transfer agent, registrar and depositary are hereby authorized to decline to make any transfer of shares of Securities if such transfer would constitute a violation or breach of this Lock-Up Agreement.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement. This Lock-Up Agreement shall be binding on the undersigned and the successors, heirs, personal representatives and assigns of the undersigned. This Lock-Up Agreement shall automatically terminate, and the undersigned will be released from all obligations hereunder, upon the earliest to occur, if any, of (a) the date on which the Company files an application to withdraw the Registration Statement with the SEC, (b) the date on which each of the Representatives, advises the Company in writing, prior to the execution of the Underwriting Agreement, that they have determined not to proceed with the Global Offering, (c) termination of the Underwriting Agreement before the closing of the Global Offering or (d) July 1, 2019, in the event that the Underwriting Agreement has not been executed by such date.

This Lock-Up Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

(Signature page follows)

Very truly yours,

STATE GRID BRAZIL POWER PARTICIPAÇÕES S.A.

Name:
Position:

[Signature page to Lock-up Agreement]